EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of 4Kids Entertainment, Inc. (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 14, 2002

                    By: /s/ Alfred R. Kahn
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                        Alfred R. Kahn
                        Chairman of the Board and Chief
                        Executive Officer

Date: August 14, 2002

                    By: /s/ Joseph P. Garrity
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                        Joseph P. Garrity
                        Executive Vice President and
                        Chief Financial Officer